EXHIBIT 10.21


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AMENDMENT TO LOAN AGREEMENT AND SECURITY AGREEMENT


         This Amendment to Loan Agreement and Security Agreement ("Amendment") made this 29th day of June, 1995 by and between Unigene Laboratories, Inc., a Delaware corporation authorized to do business in the State of New Jersey (the "Borrower") with offices at 110 Little Falls Road, Fairfield, New Jersey and Jay Levy, Warren P. Levy and Ronald S. Levy, all with offices located at 110 Little Falls Road, Fairfield, New Jersey, individually (jointly the "Lender").
         WHEREAS, the parties have previously entered into a Loan Agreement and a Security Agreement both dated March 2, 1995 pursuant to which Lender loaned to Borrower certain sums not to exceed at any time the amount of $500,000.00 and Borrower granted to Lender a security interest in certain collateral located in premises known as 83 Fulton Street, Boonton, New Jersey leased by the Borrower as particularly described therein (the "Collateral"), which Loan Agreement and Security Agreement have been amended by the Borrower and the Lender by Amendment to Loan Agreement and Security Agreement dated March 20, 1995 (the "Loan Agreement" and the "Security Agreement"; and
         WHEREAS, Lender has previously loaned to Borrower the amount of $255,000.00 in addition to amounts loaned pursuant to the Loan Agreement and is unwilling to lend to Borrower any additional sums unless and until Borrower grants to Lender a security interest in the Collateral to secure the repayment of all such additional loans including the prior loan of $255,000.00; and
         WHEREAS, Borrower desires to arrange for additional borrowings from Lender in the amount not to exceed $445,000.00; and

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows.
1.       ADVANCES
         The term "Loan" as that term is set forth in the Loan Agreement and Security Agreement shall be revised to reflect the $500,000.00 borrowing ("Prior Loan") and the additional borrowing of $255,000.00 and subsequent loans in an amount not to exceed at any time $445,000.00 (the total of (X) $255,000.00 and
(Y) $445,000.00 being herein referred to as the "New Loan".)
         a. The New Loan  shall be and is hereby  made  subject to the terms and
conditions  of  the  Loan  Agreement,   and,  provided  no  event  or  condition
constituting a default or an event of default has occurred, Lender shall lend and re-lend to Borrower from time to time until the termination date, amounts which shall not exceed at any one time in the aggregate the New Loan in the principal amount of Seven Hundred Thousand ($700,000.00) Dollars.
         b. Advances of the New Loan shall be made to the Borrower under this Agreement and delivered to the Borrower by check payable to the Borrower or wire transfer of funds for credit to any general deposit account maintained by the Borrower, as the Borrower may reasonably direct.
         c. The Borrower acknowledges receipt pursuant to this Agreement prior to the date hereof of sums totalling Two Hundred Fifty Five Thousand and 00/100 ($255,000.00) dollars, which advances have been made pursuant to the terms of this Agreement and shall be evidenced by the Promissory Note to be given pursuant hereunder.
2.       COLLATERAL
         In consideration of the Lender's granting to the Borrower the New Loan in accordance with the terms and conditions of this Agreement, and to secure payment and performance of the obligations of the Borrower to the Lender hereunder and the Promissory Note to be delivered pursuant to this Agreement, the Borrower hereby amends the Security Agreement and grants to the Lender to secure the promissory note to be given to evidence the New Loan a security interest in the Collateral. The Security Agreement shall remain in full force and effect until all obligations of the Borrower to the Lender are fully paid and satisfied.
3.       DOCUMENTATION
         Upon the execution hereof Borrower shall execute and deliver to Lender the following documents: (i) Promissory Note; (ii) Financing Statements (2) to be filed in the Morris County Clerk's Office and in the New Jersey Secretary of State's Office; and (iii) an Affidavit of Title as to the Collateral. In addition to the foregoing, upon the execution hereof Borrower shall deliver to the Lender (vi) a certified copy of the resolution of the Board of Directors of the Borrower authorizing execution, delivery and performance of this Agreement and the Promissory Note.
4.       ADDITIONAL  ADVANCES
  Lender's  obligation to make
additional advances hereunder shall be conditioned upon and is subject to the satisfaction of the following conditions precedent: 1. Borrower shall have complied with and shall then be in compliance with the terms, covenants and conditions of this Agreement and all of the loan documents pursuant hereto. 2. There shall exist no default or even of default. 3. The representations and warranties contained in any document given pursuant aid this Agreement, including the Affidavit of Title, shall be true and with the same effect as if those representations and warranties had been made at the time of making of each advance.
5.       MISCELLANEOUS
         All representations, covenants and warranties contained in the Loan Agreement, except as otherwise herein provided, are reaffirmed as of the execution of this Agreement and shall be binding upon the Borrower. Except as otherwise provided, all terms and conditions of this Loan Agreement shall remain in full force and effect, shall be binding upon the Borrower and the applicable to the New Loan.
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         IN WITNESS  WHEREOF the parties have executed the within Loan Agreement the day and year first above written.

Attest:                                                    Borrower:
                                                   Unigene Laboratories, Inc.


                                          By
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 Ronald S. Levy, Secretary                        Warren P. Levy, President
(Seal)


Witness:                                                      Lender:


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                                                              Jay Levy



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                                                              Warren P. Levy



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                                                              Ronald S. Levy